EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 to the Quarterly Report of Jones Soda Co. (the “Company”) on Form 10-Q/A for the quarter ended September 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Jennifer Cue, Chief Executive Officer of the Company, and Carrie Traner, Vice President of Finance of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jennifer L. Cue
Jennifer L. Cue
Chief Executive Officer

/s/ Carrie L. Traner
Carrie L. Traner
Vice President of Finance

November 13, 2012